Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT each person whose signature appears below does hereby constitute and appoint Brian M. O'Hara, Paul S. Giordano and Jerry de St. Paer, and each of them, as his true and lawful attorney-in-fact and agent and in his name, place, and stead, and in any and all capacities, to sign his name to the Registration Statement of XL Capital Ltd, a Cayman Islands company, on Form S-3 under the Securities Act of 1933, as amended, and to any and all amendments or supplements thereto (including any post-effective amendments, including any registration statement filed under Rule 462(b) under the Securities Act of 1933), with all exhibits thereto and other documents in connection therewith and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

Signature                                              Date
---------                                              ----
/s/  Ronald L. Bornhuetter                             August 1, 2001
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Name:  Ronald L. Bornhuetter

/s/  Michael A. Butt                                   August 1, 2001
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Name:  Michael A. Butt

/s/ Robert Clements                                    August 1, 2001
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Name:  Robert Clements

/s/  Sir Brian Corby                                   August 1, 2001
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Name:  Sir Brian Corby

/s/  Michael P. Esposito, Jr.                          August 1, 2001
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Name:  Michael P. Esposito, Jr.

/s/  Robert R. Glauber                                 August 1, 2001
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Name:  Robert R. Glauber

/s/  Paul Jeanbart                                     August 1, 2001
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Name:  Paul Jeanbart

/s/  John Loudon                                       August 1, 2001
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Name:  John Loudon

/s/  Robert S. Parker                                  August 1, 2001
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Name:  Robert S. Parker

/s/  Cyril Rance                                      August 1, 2001
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Name:  Cyril Rance

/s/  Alan Z. Senter                                    August 1, 2001
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Name:  Alan Z. Senter

/s/ John T. Thornton                                   August 1, 2001
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Name:  John T. Thornton

/s/  Ellen E. Thrower                                  August 1, 2001
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Name:  Ellen E. Thrower

/s/  John W. Weiser                                    August 1, 2001
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Name:  John W. Weiser